                                                                   EXHIBIT 99.15

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

             -----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-4
             -----------------------------------------------------

                 Monthly Period:                5/1/00 to
                                                5/31/00
                 Distribution Date:             6/19/00
                 Transfer Date:                 6/16/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.  Information Regarding the Current Monthly Distribution.
      ------------------------------------------------------

      1.  The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                                     Class A            $6.21500
                                                     Class B            $6.39833
                                                     CIA                $6.93917

      2.  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                                     Class A            $6.21500
                                                     Class B            $6.39833
                                                     CIA                $6.93917

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-4
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
       $1,000 original certificate principal amount
                                           Class A                      $0.00000
                                           Class B                      $0.00000
                                           CIA                          $0.00000

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1. Allocation of Principal Receivables.
       -----------------------------------

       The aggregate amount of Allocations of Principal
       Receivables processed during the Monthly Period
       which were allocated in respect of the Certificates
                                           Class A                $70,664,921.48
                                           Class B                 $6,400,992.16
                                           CIA                     $8,077,442.51
                                                                 ---------------
                                           Total                  $85,143,356.15

    2. Allocation of Finance Charge Receivables

       (a1) The aggregate amount of Allocations of Finance
            Charge Receivables processed during the Monthly
            Period which were allocated in respect of the Certificates

                                           Class A                 $7,437,246.93
                                           Class B                   $673,683.04
                                           CIA                       $850,123.83
                                                                  --------------
                                           Total                   $8,961,053.80

       (b1) Principal Funding Investment Proceeds (to Class A)             $0.00
       (b2) Withdrawals from Reserve Account (to Class A)                  $0.00
                                                                  --------------
            Class A Available Funds                                $7,437,246.93

       (c1) Principal Funding Investment Proceeds (to Class B)             $0.00
       (c2) Withdrawals from Reserve Account (to Class B)                  $0.00
            Class B Available Funds                                  $673,683.04

       (d1) Principal Funding Investment Proceeds (to CIA)                 $0.00
       (d2) Withdrawals from Reserve Account (to CIA)                      $0.00
            CIA Available Funds                                      $850,123.83

       (e1) Total Principal Funding Investment Proceeds                    $0.00
       (e2) Investment Earnings on deposits to Reserve Account             $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-4
Page 3


    3.  Principal Receivable / Investor Percentages
        -------------------------------------------

        (a)  The aggregate amount of Principal Receivables in
             the Trust as of the last day of the Monthly Period     $36,124,641,027.99

        (b)  Invested Amount as of the last day of the preceding
             month (Adjusted Class A Invested Amount
             during Accumulation Period)
                                              Class A                  $500,000,000.00
                                              Class B                   $45,180,000.00
                                              CIA                       $57,230,000.00
                                                                    ------------------
                                              Total                    $602,410,000.00

        (c)  The Floating Allocation Percentage: The Invested
             Amount set forth in paragraph 3(b) above as a
             percentage of the aggregate amount of Principal
             Receivables as of the Record Date set forth in
             paragraph 3(a) above
                                              Class A                            1.384%
                                              Class B                            0.125%
                                              CIA                                0.158%
                                                                                 -----
                                              Total                              1.667%

        (d)  During the Amortization Period: The Invested Amount
             as of ______ (the last day of the Revolving Period)
                                              Class A                            $0.00
                                              Class B                            $0.00
                                              CIA                                $0.00
                                                                    ------------------
                                              Total                              $0.00

        (e)  The Fixed/Floating Allocation Percentage: The Invested
             Amount set forth in paragraph 3(d) above as a
             percentage of the aggregate amount of Principal
             Receivables set forth in paragraph 3(a) above
                                              Class A                            0.000%
                                              Class B                            0.000%
                                              CIA                                0.000%
                                                                                 -----
                                              Total                              0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-4
Page 4


    4.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)  35 - 64 days                                        $428,403,170.53
        (b)  65 - 94 days                                        $277,772,886.82
        (c)  95 - 124 days                                       $231,052,772.40
        (d)  125 - 154 days                                      $196,167,513.76
        (e)  155 - 184 days                                      $164,129,162.83
        (f)  185 or more days                                              $0.00
                                                               -----------------
                                       Total                   $1,297,525,506.34


    5.  Monthly Investor Default Amount.
        -------------------------------

        (a)  The aggregate amount of all defaulted Principal
             Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount
             (the aggregate "Investor Default Amount")

                                       Class A                     $3,356,048.09
                                       Class B                       $303,998.60
                                       CIA                           $383,617.28
                                                                   -------------
                                       Total                       $4,043,663.97


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a)  The aggregate amount of Class A Investor Charge-
             Offs and the reductions in the Class B Invested
             Amount and the CIA
                                       Class A                             $0.00
                                       Class B                             $0.00
                                       CIA                                 $0.00
                                                                   -------------
                                       Total                               $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-4
Page 5

        (b)  The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                       Class A                                      $0.00
                                       Class B                                      $0.00
                                       CIA                                          $0.00
                                                                           --------------
                                       Total                                        $0.00


    7.  Investor Servicing Fee
        ----------------------
        (a)  The amount of the Investor Monthly Servicing Fee
             payable by the Trust to the Servicer for the
             Monthly Period

                                       Class A                                $625,000.00
                                       Class B                                 $56,475.00
                                       CIA                                     $71,537.50
                                                                           --------------
                                       Total                                  $753,012.50


    8.  Reallocated Principal Collections
        ---------------------------------
             The amount of Reallocated CIA
             and Class B Principal Collections applied in respect
             of Interest Shortfalls, Investor Default Amounts or
             Investor Charge-Offs for the prior month.

                                       Class B                                      $0.00
                                       CIA                                          $0.00
                                                                           --------------
                                       Total                                        $0.00

    9.  CIA Invested Amount
        (a)  The amount of the CIA Invested Amount as of the
             close of business on the related Distribution Date after
             giving effect to withdrawals, deposits and payments to
             be made in respect of the preceding month                     $57,230,000.00

        (b)  The Required CIA Invested Amount as of the
             close of business on the related Distribution Date after
             giving effect to withdrawals, deposits and payments to
             be made in respect of the preceding month                     $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-4
Page 6

    10. The Pool Factor
        ---------------
            The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
            Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                         Class A                           1.00000000
                                                         Class B                           1.00000000
                                                         Total                             1.00000000

    11. The Portfolio Yield
        -------------------
            The Portfolio Yield for the related Monthly Period                                   9.80%

    12. The Base Rate
        -------------
            The Base Rate for the related Monthly Period                                         8.87%


C   Information Regarding the Principal Funding Account
    ----------------------------------------------------

       1.   Accumulation Period

       (a)  Accumulation Period commencement date                                          04/01/2007

       (b)  Accumulation Period Length (months)                                                     2

       (c)  Accumulation Period Factor                                                           5.32

       (d)  Required Accumulation Factor Number                                                     8

       (e)  Controlled Accumulation Amount                                            $301,205,000.00

       (f)  Minimum Payment Rate (last 12 months)                                               14.06%

       2.   Principal Funding Account
            -------------------------

            Beginning Balance                                                                   $0.00
               Plus: Principal Collections for related Monthly Period from
                     Principal Account                                                          $0.00
               Plus: Interest on Principal Funding Account Balance for
                     related Monthly Period                                                     $0.00

               Less: Withdrawals to Finance Charge Account                                      $0.00
               Less: Withdrawals to Distribution Account                                        $0.00
                                                                                      ---------------
            Ending Balance                                                                      $0.00

       3.  Accumulation Shortfall
           ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                           $0.00

           Less: The amount deposited into the Principal Funding
                 Account for the Previous Monthly Period                  $0.00

                 Accumulation Shortfall                                   $0.00

                                                                      ---------
                 Aggregate Accumulation Shortfalls                        $0.00

       4.  Principal Funding Investment Shortfall
           --------------------------------------

                 Covered Amount                                           $0.00

           Less: Principal Funding Investment Proceeds                    $0.00

                                                                      ---------
                 Principal Funding Investment Shortfall                   $0.00
                                                                      ---------

D.  Information Regarding the Reserve Account
    -----------------------------------------

       1.  Required Reserve Account Analysis
           ---------------------------------

           (a)  Required Reserve Account Amount percentage              0.00000%

           (b)  Required Reserve Account Amount ($)                       $0.00
                (0.5% of Invested Amount or other amount designated by Transferor)

           (c)  Required Reserve Account Balance after effect of
                any transfers on the Related Transfer Date                $0.00

           (d)  Reserve Draw Amount transferred to the Finance
                Charge Account on the Related Transfer Date               $0.00


       2.  Reserve Account Investment Proceeds
           -----------------------------------
           Reserve Account Investment Proceeds transferred to the
           Finance Charge Account on the Related Transfer Date            $0.00

       3.  Withdrawals from the Reserve Account
           ------------------------------------
           Total Withdrawals from the Reserve Account transferred
           to the Finance Charge Account on the related Transfer          $0.00
           Date (1 (d) plus 2 above)

       4.  The Portfolio Adjusted Yield
           ----------------------------
           The Portfolio Adjusted Yield for the related Monthly Period     3.24%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page



                                    First USA Bank, National Association
                                    as Servicer


                                    By: /s/ Tracie Klein
                                        ---------------------------------
                                        Tracie Klein
                                        First Vice President